Taxes (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Taxes (Textual)
Unified enterprise income tax rate	25.00%
Subsidiaries in PRC are subject to income tax rate	25.00%
Income tax rate	15.00%
Statutory income tax rate			15.00%
Reduced income tax rate			10.00%
Tax holidays decreased income taxes	$ 3,392	$ 174,774	$ 655,889
Net income per share (basic and diluted)	$ 0.00	$ 0.03	$ 0.09
Valuation allowance against	$ 272,815
Value add tax exemption amounted	$ 185,219	$ 233,345	$ 540,149
Description of net operating loss carryforwards	The Company has approximately $1.8 million net operating loss ("NOL") carryforwards with expirations by 2024.
Maximum [Member]
Taxes (Textual)
Value add tax standard rates	13.00%
Minimum [Member]
Taxes (Textual)
Value add tax standard rates	6.00%